Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of March 31, 2015, (this “Agreement”), is entered into by and between Atlas Resource Partners, L.P., a Delaware limited partnership (“Issuer”), and Cinco Resources, Inc., a Delaware corporation (“Holder”).

RECITALS

A. WHEREAS, Issuer is a party to that certain Purchase and Sale Agreement, dated as of September 24, 2014 (the “Original Agreement”), as amended by the First Amendment to Purchase and Sale Agreement, dated as of October 27, 2014 (the “1st Amendment”), and the Second Amendment to Purchase and Sale Agreement, dated as of the date hereof, (the “2nd Amendment” and, together with the 1st Amendment and the Original Agreement, the “Purchase Agreement”), concerning the purchase and sale of certain oil and gas assets located in Texas on the terms set forth therein.

B. WHEREAS, subject to the terms and conditions of the Purchase Agreement, Holder shall receive or become entitled to receive 8.625% Cumulative Redeemable Perpetual Preferred Units of Issuer (the “Preferred Units”).

C. WHEREAS, as a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement, Issuer has agreed to grant Holder certain registration rights, as set forth herein, with respect to the Preferred Units.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants, and agreements hereinafter set forth, the parties hereto agree as follows:

1.	Definitions.

(a) Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

(b) “Registrable Securities” means (i) all of the Preferred Units issued to a Holder as consideration pursuant to the Purchase Agreement, plus (ii) other securities of Issuer issued in respect of such Preferred Units, by way of a split, dividend, recapitalization, merger or consolidation, or otherwise, but exclusive of (iii) any securities described in clause (i) or (ii) above sold in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”).

(c) “Registration Expenses” means all expenses incident to Issuer’s performance of or compliance with this Agreement, including all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and expenses of counsel for Issuer and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance and any fees and disbursements of underwriters customarily paid by issuers of securities, but excluding underwriting discounts and commissions, transfer taxes, if any, and the fees and expenses of any counsel retained by Holder.

2.	Resale Shelf Registration Statement.

As required by Section 6.9 of the Purchase Agreement, not later than 10 days from the date hereof, Issuer shall prepare and file with the Securities and Exchange Commission (the “SEC”) a resale registration statement on Form S-3 under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall (a) cover the resale of all of the Registrable Securities (b) include a calculation of registration fee table, (c) identify Holder as a selling security holder, (d) set forth the amount of Registrable Securities issued to Holder and (e) set forth the plan of distribution set forth in Annex A hereto. Issuer shall pay the registration fee to cover the Registrable Securities in accordance with Rule 457 under the Securities Act. Issuer shall use its commercially reasonable best efforts to cause the Resale Shelf Registration Statement to become effective as soon as reasonably practicable and remain effective for a period of two (2) years from the date hereof (subject to any “black-out” periods pursuant to Section 5, and provided that Issuer shall have no obligation to keep the Resale Self Registration Statement effective after the earlier of such time as Holder has disposed of the Registrable Securities, unless such disposition qualifies as an Affiliate Transfer, or Holder is able to sell the Registrable Securities under Rule 144 of the Securities Act under circumstances in which all of the applicable conditions of such rule (then in effect) are met). The Resale Shelf Registration Statement may register securities other than the Registrable Securities. The Resale Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Resale Shelf Registration Statement, together with any prospectus or any other prospectus supplement when such prospectus or prospectus supplement is filed, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements based upon and in conformity with written information furnished to Issuer through an instrument duly executed by or on behalf of Holder specifically stating it that it is for use therein, including the information set forth in Annex A hereto.

3.	Registration Procedures.

In connection with its obligations contained in Section 2 hereof, Issuer will, subject to the terms and conditions of this Agreement:

(a) prepare and file with the SEC such amendments and supplements to the Resale Shelf Registration Statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as (i) all of such Registrable Securities have been disposed of by Holder, unless such disposition qualifies as an Affiliate Transfer, (ii) Holder is able to sell the Registrable Securities under Rule 144 of the Securities Act under circumstances in which all of the applicable conditions of such rule (then in effect) are met, or (iii) the expiration of a period of two (2) years from the date hereof. Notwithstanding anything else to the contrary contained herein, Issuer shall not be required to disclose in any amendment or supplement to a registration statement or otherwise (x) any confidential information concerning any matter that is the subject of a notice given under Section 3(e)(i) or Section 5 hereof as to which Issuer has a bona fide interest in withholding disclosure, or (y) historical financial statements or pro forma financial information required by Regulation S-X of the SEC in connection with a business acquisition or disposition prior to the date when such information would otherwise be required to be filed with SEC (including extensions pursuant to Item 9.01(a)(4) of Form 8-K);

(b) furnish to Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus or prospectus supplement contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request;

(c) if such registration, qualification or other action is necessary, use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by the Resale Shelf Registration Statement under such securities or blue sky laws of such jurisdictions as Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the securities owned by Holder, except that Issuer shall not for any such purpose be required to:

(i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 3(c) be obligated to be so qualified,

(ii) subject itself to taxation in any such jurisdiction, or

(iii) consent to general service of process in any such jurisdiction;

(d) if such registration or approval is necessary, use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities to enable Holder to consummate the disposition of such Registrable Securities;

(e) (i) immediately notify Holder at any time when a prospectus relating to the Resale Shelf Registration Statement is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), of the happening of any event or the existence of any condition as a result of which the prospectus or prospectus supplement included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or, if in the opinion of counsel for Issuer, it is necessary to supplement or amend such prospectus to comply with law and, after such notice,

(ii) at the request of Holder, except for periods (not to exceed 90 days per calendar year in the aggregate) described in Section 5 or the time period for filing with the SEC information referred to in Section 3(a) hereof has not expired, promptly prepare and file with the SEC a supplement or amendment to such prospectus, or otherwise update such prospectus through the filing of a Current Report on Form 8-K or otherwise, so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(f) use its commercially reasonable best efforts to list or admit all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed or any other trading market on which any of the Registrable Securities are then admitted for trading;

(g) pay all Registration Expenses relating to any such registration; and

(h) promptly, but in no event later than five (5) business days following the written request of Holder, but subject to the registration requirements of the Securities Act or the availability of an exemption therefrom, Issuer will instruct its transfer agent to record the transfer of four hundred thousand (400,000) Preferred Units to Wells Fargo Bank, National Association, as national banking association, in its capacity as escrow agent (the “Escrow Agent”) to enable Holder to deposit such units with the Escrow Agent.

Issuer may require Holder to furnish Issuer with such information and undertakings as it may reasonably request regarding Holder and the distribution of such securities as Issuer may from time to time reasonably request in writing.

4.	Holder Representations.

Holder represents, warrants and agrees by acquisition of such Registrable Securities as follows:

(a) that upon receipt of any notice from Issuer of the happening of any event of the kind described in Section 3(e), Holder will forthwith discontinue Holder’s disposition of Registrable Securities pursuant to the Resale Shelf Registration Statement until Holder’s receipt of notice from Issuer that it has filed the supplemented or amended prospectus contemplated by Section 3(e) and, if so directed by Issuer, will deliver to Issuer all copies, other than permanent file copies, then in Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of notice under Section 3(e), and

(b) that it will immediately notify Issuer, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), of the happening of any event as a result of which information previously furnished by Holder to Issuer in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

(c) that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any free writing prospectus (as defined in Rule 405 under the Securities Act), and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Securities; and

(d) that it acknowledges its obligations to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M, and that it will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of Issuer to facilitate the sale or resale of the Registrable Securities.

5.	Black-Out Periods for Holder.

Holder shall not offer to sell or sell any Registrable Securities pursuant to the Resale Shelf Registration Statement, and Issuer shall not be required to supplement or amend any Registration Statement or otherwise facilitate the sale of Registrable Securities pursuant thereto, during the 90-day period (or such lesser number of days until Issuer makes its next required filing under the Exchange Act) immediately following the receipt by Holder of a certificate of an authorized officer of Issuer to the effect that the Board of Directors of Issuer has determined in good faith that such offer, sale, supplement or amendment is likely to (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Issuer (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of Issuer or its unitholders. Any period described in this Section 5 during which Holder is not able to sell the Registrable Securities pursuant to the Resale Shelf Registration Statement is herein referred to as a “black-out” period. Issuer shall notify Holder of the expiration or earlier termination of any “black-out” period (the nature and pendency of which need not be disclosed during such “black-out” period.)

6.	Indemnification.

(a) Indemnification by Issuer. Issuer will, and hereby does, to the full extent permitted by law indemnify and hold harmless the participating Holder of any Registrable Securities covered by the Resale Shelf Registration Statement, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof, whether or not Holder is a party thereto, and including reasonable costs of investigation and legal expenses) (collectively, “Claims”), to which Holder may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period Issuer is required to keep the registration statement current) or any documents incorporated therein (collectively, “Registration Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus or preliminary prospectus, in light of the circumstances in which they were made), or any violation by Issuer of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to Issuer relating to any such registration or qualification, and Issuer will reimburse Holder for any legal or any other expenses reasonably incurred by Holder in connection with investigating or defending any such Claim; provided, however, that Issuer shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by or on behalf of Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder and shall survive the transfer of such securities by Holder.

(b) Indemnification by Holder. Holder will, and hereby does, to the full extent permitted by law, indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 6(b)) Issuer, each director of Issuer, each officer of Issuer and each other person, if any, who controls Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each underwriter participating in any distribution being made pursuant to the Resale Shelf Registration Statement, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by or on behalf of Holder specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, in no event shall Holder be liable to indemnify Issuer pursuant to this Section 6(b) in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by him or her in any such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Issuer or any such director, officer or controlling person and shall survive the transfer of such securities by Holder.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under Section 6(a) without the consent of the indemnified party unless such judgment or settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification.

Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by Issuer and Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act. If the indemnification provided for in Section 6(a), (b) or (c) is unavailable to an indemnified party or insufficient in respect of any Claims referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations; provided, however, that in no event shall any Person be liable for contribution to the extent that any such Claim arises out of or is based upon an untrue statement or omission made by such Person seeking contribution.

7.	Transfer of Assignment of Registration Rights.

The benefits provided by this Agreement may be transferred or assigned by Holder to its partners, investors and affiliated entities, including but not limited to the Escrow Agent, in connection with the transfer of Registrable Securities to such partners, investors and affiliated entities (an “Affiliate Transfer”), and such transferees shall be deemed a party to this Agreement with the same rights and obligations as Holder; provided that (a) Issuer is given written notice prior to any Affiliate Transfer, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, (b) each such transferee assumes in writing responsibility for its portion of the obligations of Holder under this Agreement, (c) such Affiliate Transfer is either for no consideration or in connection with a pro rata distribution to Holder’s partners and (d) the Affiliate Transfer does not violate the registration requirements of the Securities Act; and, provided further, that in the event a transfer of Registrable Securities is completed without satisfaction of the assumption provisions contained herein, Holder shall be responsible for any actions or obligations of such transferee until such assumption provisions are satisfied. Issuer agrees to take whatever action that may be required to identify in the Resale Shelf Registration Statement or any prospectus supplement thereto any transferee under this Section 7 that receives Registrable Securities.

8.	Sales Pursuant to Rule 144.

Each of the parties hereto acknowledges that the registration benefits provided in this Agreement will not affect the ability of Holder to sell Registrable Securities pursuant to Rule 144 rather than pursuant to the Resale Shelf Registration Statement.

9.	Notices.

All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) if personally delivered, when so delivered, (b) if mailed, two (2) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (c) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above, or (d) if sent through an overnight delivery service in circumstances in which such service guarantees next day delivery, the day following being so sent:

If to Issuer:

Atlas Resource Partners, L.P.
Park Place Corporate Center One
1000 Commerce Drive, Suite 410
Pittsburgh, Pennsylvania 15275
Attention:	Joel Heiser, General Counsel
Facsimile:	(330) 896-8518

With a copy (which shall not constitute notice) to:

Jones Day
717 Texas Avenue, Suite 3300
Houston, Texas 77002
Attention:	Jeff Schlegel
Facsimile:	(832) 239-3600

If to Holder:

Cinco Resources, Inc.
2626 Howell St., Suite 800
Dallas, Texas 75204
Attention:	Chris M. Kidd
Facsimile:	(214) 520-6464

With a copy (which shall not constitute notice) to:

Thompson & Knight LLP
98 San Jacinto Blvd., Suite 1900
Austin, Texas 78701
Attention:	Gaye White
Facsimile:	(512) 469-6165

In the event that Holder transfers Registrable Securities in accordance with Section 7 above, Issuer may provide notice to such transferee through notifying Holder. Any party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

10.	Amendments; No Waivers.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No waiver by a party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that no registration rights will be transferred other than in accordance with Section 7 hereof.

12.	Governing Law.

This Agreement shall be construed in accordance with and governed by the internal laws (without reference to choice or conflict of laws) of the State of Texas.

13.	Counterparts.

This Agreement may be signed in any number of counterparts and the signatures delivered by telecopy, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.	Entire Agreement.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

15.	Captions.

The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

16.	Severability.

If any provision of this Agreement, or the application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other Persons, places and circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

17.	Third Party Beneficiaries.

Except as provided in Section 8 hereof, no provision of this Agreement shall create any third party beneficiary rights in any Person.

[Remainder of this Page Intentionally Left Blank]

[Signature Pages Follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ISSUER:

ATLAS RESOURCE PARTNERS, L.P.,
a Delaware limited partnership

By:	Atlas Resource Partners, GP, LLC, its general partner

By:	/s/ Matthew A. Jones
Name:	Matthew A. Jones
Title:	President

HOLDER:

CINCO RESOURCES, INC., a Delaware corporation

By:	/s/ Jon L. Glass
Name:	Jon. L. Glass
Title:	Chairman, President & CEO

[Signature Page to Registration Rights Agreement]

ANNEX A

PLAN OF DISTRIBUTION

The 8.625% Cumulative Redeemable Perpetual Preferred Units (the “Preferred Units”) are being registered to permit public secondary trading of these securities by the holders thereof (the “Holders”) from time to time after the date of this prospectus and to facilitate the continued orderly disposition of our Preferred Units held by the Holders identified herein. We will not receive any of the proceeds from the sale of the Preferred Units by the Holders.

The Holders and their successors-in-interest who acquire their units after the date of this prospectus and are entitled to the benefits of this registration statement, may sell the Preferred Units directly to purchasers or through broker-dealers or agents.

If dealers are utilized in the sale of Preferred Units, the Holders will sell such Preferred Units to the dealers as principals. The dealers may then resell such Preferred Units to the public at varying prices to be determined by such dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in a prospectus supplement, if required. The Holders may also sell Preferred Units through agents designated by them from time to time.

We will name any agent involved in the offer or sale of the Preferred Units and will list commissions payable by the Holders to these agents in a prospectus supplement, if such a supplement is required. These agents will be acting on a best efforts basis to solicit purchases for the period of their appointment, unless we state otherwise in any required prospectus supplement. The Holders may sell any of the Preferred Units directly to purchasers. In this case, the Holders may not engage agents in the offer and sale of these Preferred Units. We and the Holders may indemnify underwriters, dealers or agents who participate in the distribution of securities against certain liabilities, including liabilities under the Securities Act, and agree to contribute to payments which these underwriters, dealers or agents may be required to make.

The Preferred Units may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Sales may be effected in transactions, which may involve block transactions or crosses:

•	on any national securities exchange or quotation service on which the Preferred Units may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on exchanges or quotation services or in the over-the-counter market;

•	through the exercise of purchased or written options; or

•	through any other method permitted under applicable law.

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In connection with sales of the Preferred Units or otherwise, the Holders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Preferred Units in the course of hedging the positions they assume. The Holders may also sell short the Preferred Units and deliver the Preferred Units to close out short positions, or loan or pledge the Preferred Units to broker-dealers that in turn may sell the Preferred Units. The aggregate proceeds to the Holders from the sale of the Preferred Units offered by the Holders hereby will be the purchase price of the Preferred Units less discounts and commissions, if any.

The Holders reserve the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Preferred Units to be made directly or through agents. In order to comply with the securities laws of some states, if applicable, the Preferred Units may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Preferred Units may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with. The Holders and any broker-dealers or agents that participate in the sale of the Preferred Units may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the Preferred Units may be underwriting discounts and commissions under the Securities Act. Any Holder who is an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. The Holders have acknowledged their obligations to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M.

We are not aware of any plans, arrangements or understandings between any of the Holders and any underwriter, broker-dealer or agent regarding the sale of the Preferred Units by the Holders. We do not assure you that the Holders will sell any or all of the Preferred Units offered by them pursuant to this prospectus. In addition, we do not assure you that the Holders will not transfer, devise or gift the Preferred Units by other means not described in this prospectus. Moreover, any securities covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

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